EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Schedule of Earnings Per Share

	2021	2020	2019
Income/(loss) attributable to Shell plc shareholders ($ million)	20,101	(21,680)	15,842

Weighted average number of A and B shares used as the basis for determining:
Basic earnings per share (million of shares)	7,761.7	7,795.6	8,058.3
Diluted earnings per share (million of shares)	7,806.8	7,795.6	8,112.5